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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT - August 8, 2001
                        (Date of Earliest Event Reported)


                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


       Delaware                                                 59-2758596
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

100 North Village Avenue, Suite 32
    Rockville Centre, New York                                    11570
-----------------------------------                             ----------
       (Address of principal                                     Zip Code
        executive offices)


       Registrant's telephone number, including area code: (516) 766-2847


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NY2:\1070438\01\mxy#01!.DOC\37965.0012
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ITEM 5.  OTHER EVENTS.

On August 8, 2001, Columbia Laboratories, Inc. issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)   Exhibits.

                 99.1       Press Release dated August 8, 2001.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 2001

                                      COLUMBIA LABORATORIES, INC.

                                      By: /s/ David L. Weinberg
                                          -----------------------------------
                                          Name: David L. Weinberg
                                          Title: Chief Financial Officer



















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                                 EXHIBIT INDEX



           99.1       Press Release dated August 8, 2001.












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